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                                   EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

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INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements No. 333-20191, No. 333-51143, No. 333-46588 and No. 333-81242 of Washington Federal,
Inc. on Form S-8 of our report dated October 18, 2002, incorporated by reference in the Annual Report on Form 10-K of Washington Federal, Inc. for the year ended September 30, 2002.

/s/ Deloitte & Touche, LLP
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DELOITTE & TOUCHE LLP

December 23, 2002
Seattle, Washington